UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K


                                  CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report : June 10, 2013


WFRBS Commercial Mortgage Trust 2011-C5
(Exact name of issuing entity as specified in its charter)


Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of depositor as specified in its charter)


Wells Fargo Bank, N.A.
General Electric Capital Corporation
C-III Commercial Mortgage LLC
The Royal Bank of Scotland plc
RBS Financial Products Inc.
Basis Real Estate Capital II, LLC
(Exact name of sponsor(s) as specified in its charter)


New York                       333-172366-01              38-3851385
(State or other                (Commission                38-7017733
jurisdiction                   File Number)               38-7017734
of Incorporation)                                      (IRS Employer
                                                 Identification No.)


c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of principal executive offices)            (Zip Code)


Telephone number, including area code:  (410) 884-2000


Not applicable
(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


Section 6 - Asset-Backed Securities

Item 6.02 - Change of Servicer or Trustee.
Pursuant to Section 6.05(a) of the Pooling and Servicing Agreement (the "PSA") relating to the issuing entity known as WFRBS Commercial Mortgage Trust 2011-C5 (the "Trust"), Rialto Real Estate Fund, LP removed Midland Loan Services, a Division of PNC Bank, National Association ("Midland"), as special servicer under the PSA, and appointed Rialto Capital Advisors, LLC, a Delaware limited liability company ("Rialto"), as the successor special servicer under the PSA. The removal of Midland as special servicer and appointment of Rialto as successor special servicer under the PSA was effective as of June 7, 2013.

Pursuant to Section 6.05(a) of the PSA, Rialto Real Estate Fund, LP, as the Subordinate Class Representative under the PSA, has the right, during any Subordinate Control Period (as defined in the PSA) to terminate the existing special servicer, with or without cause, and appoint the successor special servicer, under the PSA.

Rialto has been engaged in the special servicing of commercial mortgage loans for commercial real estate securitizations since approximately May 2012. As of March 31, 2013, Rialto and its affiliates were actively special servicing approximately 4,400 portfolio loans with a principal balance of approximately $1.8 billion and were responsible for over 1,800 portfolio REO assets with a principal balance of approximately $2.1 billion. Rialto is also currently performing special servicing for 12 commercial real estate securitizations. With respect to such securitization transactions, Rialto is administering approximately 1,250 assets with a principal balance of approximately $13 billion. The asset pools specially serviced by Rialto include residential, multifamily/condo, office, retail, hotel, healthcare, industrial and other income-producing properties as well as residential and commercial land.

Rialto has detailed operating policies and procedures which are reviewed at least annually and updated as appropriate. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with the applicable servicing criteria set forth in Item 1122 of Regulation AB. Rialto has developed strategies and procedures for managing delinquent loans, loans subject to bankruptcies of the borrowers and other breaches by borrowers of the underlying loan documents that are designed to maximize value from the assets for the benefit of certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the related servicing standard. The strategy pursued by Rialto for any particular property depends upon, among other things, the terms and provisions of the underlying loan documents, the jurisdiction where the underlying property is located and the condition and type of underlying property. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

There are, to the actual current knowledge of Rialto, no special or unique factors of a material nature involved in special servicing the particular types of assets included in the Trust, as compared to the types of assets specially serviced by Rialto in other commercial mortgage-backed securitization pools generally, for which Rialto has developed processes and procedures which materially differ from the processes and procedures employed by Rialto in connection with its special servicing of commercial mortgage-backed securitization pools generally.

There have not been, during the past three years, any material changes to the policies or procedures of Rialto in the servicing function it will perform under the PSA for assets of the same type included in the Trust. Rialto does not believe that its financial condition will have any adverse effect on the performance of its duties under the PSA and, accordingly, Rialto believes that its financial condition will not have any material impact on the mortgage pool performance or the performance of the certificates.

In its capacity as special servicer, Rialto will not have primary responsibility for custody services of original documents evidencing the Mortgage Loans. Rialto may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans or otherwise. To the extent that Rialto has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard under the PSA.

Rialto does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer. In certain instances Rialto may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

A description of the material terms of the PSA regarding the special servicing of the mortgage loans held by the Trust and the special servicer's duties regarding such mortgage loans, including limitations on the special servicer's liability under the PSA and terms regarding the special servicer's removal, replacement, resignation or transfer, is included in the Prospectus Supplement (SEC File Number 333-172366-01) filed with the Securities and Exchange Commission on November 16, 2011 pursuant to Rule 424(b)(5) in the section captioned "Servicing of the Mortgage Loans and Administration of the Trust Fund." A copy of the PSA has been filed as Exhibit 4.1 to the Form 8-K filed by the Trust with the Securities and Exchange Commission on November 16, 2011.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Wells Fargo Commercial Mortgage Securities, Inc.
(Depositor)


/s/ Anthony Sfarra
Anthony Sfarra, President

Date: June 13, 2013